                                   EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                                  OF QT 5, INC.
                           PURSUANT TO 18 USC ss. 1350

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of QT 5, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

               (a) The quarterly report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

               (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2003



/s/ Timothy J. Owens
-----------------------------------------
Timothy J. Owens, Chief Executive Officer



/s/ Steven Reder
-----------------------------------------
Steven Reder, President



/s/ Norman A. Kunin
-----------------------------------------
Norman A. Kunin, Chief Financial Officer